UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 18, 2013

AFH ACQUISITION VII, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53076	32-0217153
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9595 Wilshire Blvd., Suite 700, Beverly Hills, CA 90212

(Address of Principal Executive Offices)

(310) 492-9898

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On June 18, 2013, the Board of Directors (the “Board”) of AFH Acquisition VII, Inc. (the “Company”), after consultation with Company management and the Company’s independent registered public accounting firm, EFP Rotenberg LLP, determined that the following previously filed financial statements of the Company should not be relied upon:

●	The Company’s audited consolidated financial statements for the fiscal year ended October 31, 2012 contained in the Company’s Annual Report on Form 10-K filed originally on January 29, 2013 (“Form 10-K’); and

●	The Company’s unaudited financial statements for the three month period ended January 31, 2013 contained in the Company’s Quarterly Report on Form 10-Q original filed on March 18, 2013 (“Form 10-Q”).

While preparing the Company’s financials statements for the quarter ended April 30, 2013, Company management and the Board determined that the Company failed to record in the above mentioned financial statements a deposit of $45,000 received in September 2012 by the Company’s parent, AFH Holding & Advisory, LLC, to purchase shares of the Company’s common stock, which shares were subsequently issued in April, 2013.

The Company intends to file amendments to the Form 10-K and Form 10-Q with the Securities and Exchange Commission to correct the related disclosures included in the consolidated financial statements and notes thereto, and to make other appropriate revisions to the Management’s Discussion and Analysis to reflect the foregoing, if applicable. The Company is also updating the shares of common stock issued and outstanding as of the fiscal year ended October 31, 2012 and the quarter ended January 31, 2013.

Cautionary Note on Forward Look Statements

This Current Report on Form 8-K and the exhibit hereto and the statements of the Company related thereto contain, or may contain, among other things, certain “forward-looking statements” which involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results, including, without limitation, the Company’s results of operations in the future, may differ significantly from those set forth in the forward-looking statements. Forward-looking statements involve risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to update any forward-looking statements, except as provided for by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2013

AFH ACQUISITION VII, INC.

By:	/s/ Amir F. Heshmatpour
Name:	Amir F. Heshmatpour
Title:	President, Secretary,
Chief Financial Officer and Director